UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 30, 2008

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of  (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of  (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On December 30, 2008, Glacier Bancorp, Inc. (NASDAQ “GBCI”) (the “Company”) announced that it had informed representatives of the U.S. Treasury Department of its decision to forego participation in the TARP Capital Purchase Program.

The Company also announced that it has elected to take part in the FDIC’s Transaction Account Guarantee Program and is eligible for participation in the FDIC’s debt guarantee program.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements. – not applicable

(b)	Pro forma financial information. – not applicable

(c)	Shell company transactions - not applicable

(d)	Exhibits:

99.1	Press Release dated December 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2008	GLACIER BANCORP, INC.

	By:	/s/ Michael J. Blodnick President & Chief Executive Officer